UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)	April 25, 2005
(April 20, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

333-32170	PNM Resources, Inc. Retirement	85-0468296
Savings Plan (formerly the PNM Resources, Master Savings
Inc. Master Employee Savings Plan and Trust)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

333-32170	PNM Resources, Inc. Employee Stock Purchase Plan	85-0468296
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700
______________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item  4.01    Changes in Registrant's Certifying Accountant

(b)  The purpose of this filing is to report the engagement of Deloitte & Touche LLP as the independent registered public accounting firm for two benefit plans sponsored by PNM Resources, Inc. ("PNMR")  effective April 20, 2005.  These plans are the PNMR Retirement Savings Plan ( formerly known as the PNMR Master Employee Savings Plan and Trust ) and the PNMR Employee Stock Purchase Plan (collectively the "Plans").  The engagement of Deloitte & Touche LLP as the Plans' independent registered public accounting firm has been approved by the Audit Committee of the Board of Directors of PNMR.  There has been no change in the independent accountants for PNMR.

PNMR and the Plans previously reported that Grant Thornton LLP resigned as auditor of the Plans in a Form 8-K filed on April 13, 2005.

The following matters are reported on behalf of the Plans pursuant to Regulation S-K Item 304(a)(2):

(i)         Deloitte & Touche LLP was engaged as the independent registered public accounting firm to audit the financial statements of  the Plans effective April 20, 2005.

(ii)        In connection with the audits of the Plans for the past two fiscal years and through April 20, 2005, neither PNMR, the Plans nor anyone acting on their behalf consulted Deloitte & Touche LLP regarding (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Plans' respective financial statements; or (2) any matter set forth in Item 304(a)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: April 25, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Committee has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. RETIREMENT SAVINGS
PLAN (formerly the PNM RESOURCES, INC.
MASTER EMPLOYEE SAVINGS PLAN
AND TRUST)
PNM RESOURCES, INC. EMPLOYEE STOCK
PURCHASE PLAN
(Name of Plans)

Date: April 25, 2005	/s/ Alice Cobb
Alice Cobb
Committee Chairperson, PNM Resources, Inc.
Benefits Governance Committee

3